Harnessing the Genomic Revolution & Machine Learning to Pioneer Microbiome Therapeutics Jefferies Virtual Next Generation IBD Therapeutics Summit October 2021 Exhibit 99.1

Forward-Looking Statements Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the growth, strategy, initiation, timing, progress and results of the Company’s current and future research and development programs, preclinical studies and clinical trials and related preparatory work and the period during which the results of such trials will become available; the Company’s and its collaborators’ ability to obtain regulatory approval of TAK-524, FIN-525 and any other current and future product candidates that it develops; the Company’s ability to develop additional product candidates; its expectations regarding the potential market size and the rate and degree of market acceptance for any product candidates that it develops; and the therapeutic value and commercial potential of candidates developed using its Human-First Discovery platform. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: the Company’s limited operating history and historical losses; the Company’s ability to raise additional funding to complete the development and any commercialization of its product candidates; the Company’s dependence on the success of its lead product candidate, CP101; the possibility that the Company may be delayed in initiating, enrolling or completing any clinical trials; results of clinical trials may not be sufficient to satisfy regulatory authorities to approve the Company’s product candidates in their targeted or other indications (or such authorities may request additional trials or additional information); results of clinical trials may not be indicative of final or future results from later stage or larger clinical trials (or in broader patient populations once the product is approved for use by regulatory agencies) or may not be favorable or may not support further development; the Company’s product candidates, including CP101, may not generate the benefits to patients that are anticipated; anticipated regulatory approvals may be delayed or refused; competition from third parties that are developing products for similar uses; the Company’s ability to maintain patent and other intellectual property protection and the possibility that the Company’s intellectual property rights may be infringed, invalid or unenforceable or will be threatened by third parties; the Company’s ability to qualify and scale its manufacturing capabilities in anticipation of commencement of multiple global clinical trials; the Company’s lack of experience in selling, marketing and distributing its product candidates; the Company’s dependence on third parties in connection with manufacturing, clinical trials and preclinical studies; and risks relating to the impact and duration of the COVID-19 pandemic on the Company’s business. These and other risks are described more fully in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 10, 2021, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.   Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. Human-First Discovery® is a registered trademark of the Company.

Management team composed of accomplished biopharma executives and leading microbiome and machine learning experts Mark Smith, PhD Chief Executive Officer Jim Sigler, MBA Executive VP CMC Sonia Timberlake, PhD Senior VP Research Zain Kassam, MD, MPH Chief Medical Officer Greg Perry Chief Financial Officer Management team has collectively developed >40 approved therapeutics Michelle Rose, PhD Chief Regulatory Officer Joe Vittiglio, JD General Counsel Marc Blaustein Chief Operating Officer

The microbiome is an untapped target for therapeutic intervention

Humans carry 1000-fold more microbial genes than host genes

>20M
microbial genes

~20K human genes

The microbiome is an organ system fundamental to human health

- Immune modulation
- Metabolic function
- Neurologic regulation

Enabled by genomics and data science, Finch is pioneering microbiome therapeutics

FINCH

Sources: Tierney Cell Host Microbe 2019

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Differentiated discovery process, with proof-of-concept clinical data leveraged to guide product design and de-risk development Uniquely positioned to harness full diversity and potential of the microbiome across diverse therapeutic areas Leading machine learning-based platform recognized by Takeda partnership Data-rich period ahead, with multiple programs advancing towards the clinic Positive pivotal data with lead asset provides foundation for future growth Investment Highlights

Growing body of clinical evidence across diverse therapeutic areas fuels fuels our discovery engine and guides product design Source: Clinicaltrials.gov Oncology Hepatology Metabolic Neuropsychiatric Infectious disease Gastrointestinal 314 Finch has proprietary access to data through strategic partnerships with leading providers of FMT in the US, China and Australia Other Registered clinical trials evaluating Fecal Microbiota Transplantation (FMT)

Our Human-First Discovery platform enables capital efficient de-risking Enabled by: Machine learning engine Enabled by: Proprietary access to data 2. Data-Mining for Mechanistic Insights 1. Clinical Proof-of-Concept (3rd party data) 3. Product Development Enabled by: Platform to target full microbiome Program launch & capital commitment Starting discovery with proof-of-concept human data reduces risk early Complete Consortia Enriched Consortia Targeted Consortia

Finch is the only company with both complete and targeted approaches for developing microbiome therapeutics DONOR-INDEPENDENT DONOR-DERIVED Complete Consortia Enriched Consortia Targeted Consortia Delivers complete microbial community to restore broad community function Delivers selected microbes to target specific biological pathways Hybrid approach to restore broad community function and target specific pathways

Finch is uniquely positioned to harness the full diversity and potential of the microbiome across diverse therapeutic areas TLR agonists Chronic HBV 2° bile acid production Recurrent CDI Proprietary anti-inflammatory metabolite IBD Oxytocin induction Autism Lyophilization & Encapsulation Discovery platform provides potential for broad pipeline expansion All Bacterial Taxa Spores (25-50 taxa) Non-Spores (500-1,000 taxa)

TAK-524 & FIN-525 for Inflammatory Bowel Disease (IBD)

Finch & Takeda working together to develop new therapeutics for IBD

Takeda

TAK-524 & FIN-525
Targeted Consortia

3.1M	70,000	20%	$31B+
Affected by IBD in the US alone	Patients diagnosed with IBD per year in US	With ulcerative colitis require colectomy	In attributable costs per year in US

Large unmet need for well-tolerated, effective therapeutics administered orally

FINCH

Sources: Dahlhamer MMWR 2016; Crohn's and Colitis Foundation: Facts About IBD 2014; Bernstein Inflamm Bowel Dis 2010

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Finch's machine learning platform enables identification and isolation of promising targets from clinical data

TAK-524 illustrates the power of Finch's platform for the development of Targeted Consortia

Four placebo-controlled FMT trials show compelling results compared to current standard of care



Remission rates for induction in active UC (%)
Humira FMT Placebo
50%
40%
30%
20%
10%
0%
17%
9%
41%
25%
32%
9%
27%
8%
24%
5%
AbbVie (Humira) Ultra 2
Academic Medical Centre Amsterdam
University of Adelaide
University of New South Wales
McMaster University



Remission (%)
50
40
30
20
10
0
Placebo
All Donors
Non-Donor B
Donor B

Variation in effectiveness across donors supports Targeted Consortia approach

Takeda recently accelerated its leadership role in the development of the TAK-524 ulcerative colitis program

Sources: Rossen Gastroenterology 2015; Moayyedi Gastroenterology 2015; Paramsothy Lancet 2017; Costello JAMA 2017; Sandborn Gastroenterology 2012

FINCH
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Finch’s combination of proprietary data and machine learning capabilities enable differentiated Targeted Consortia 2. Proprietary Algorithms Uncover Strain-Level Hits Reverse Translation Narrows Search Space 3. Strain Isolation from Effective Donors 4. Mechanism of Action Data Generation Depletion of microbes in patients with target condition, compared to healthy controls Abundance change in FMT responders Top targets identified High throughput molecular screens Human cells/tissue In vivo models Phylogenetic analysis to identify strain-level signals Isolation of specific strains from donor samples that demonstrated promising results in the clinic Finch’s platform brings the power of AI to microbiome therapeutic development

TAK-524 is designed to engage multiple mechanisms that are important to ulcerative colitis

- TAK-524 contains 9 strains isolated directly from donors whose samples induced a response in clinical studies of FMT for UC
  - Consortia includes multiple phyla (spore and non-spore-forming organisms)
- TAK-524 is designed to include multiple strains targeting three key mechanisms and strategies:
  - 1: Production of immunoregulatory microbial metabolite class #1
  - 2: Empirical association with clinical efficacy in UC FMT studies
  - 3: Production of immunoregulatory microbial metabolite class #2

TAK-524 strains	Target mechanisms			Supported by human FMT engraftment data
	1	2	3	
Strain 1	Mechanism strongly engaged	Mechanism engaged		✓
Strain 2	Mechanism strongly engaged	Mechanism engaged		✓
Strain 3	Mechanism strongly engaged			✓
Strain 4	Mechanism strongly engaged			✓
Strain 5		Mechanism strongly engaged		✓
Strain 6		Mechanism strongly engaged		✓
Strain 7		Mechanism strongly engaged		✓
Strain 8	Mechanism engaged	Mechanism engaged	Mechanism strongly engaged	✓
Strain 9			Mechanism strongly engaged	✓

Mechanism strongly engaged

Mechanism engaged

FINCH

Lamina propria Intra epithelial Lamina propria Intra epithelial Administration of TAK-524 in vivo expands GI regulatory T-cells that are important for immune suppression TAK-524 expands GI-resident Tregs % of total lymphocytes TAK-524 expands GI-induced Tregs % of total lymphocytes Tregs: Regulatory T cells; GF: Germ free TAK-524 contains strains selected for their potential to provide targeted regulation of the immune system GF TAK-524 GF TAK-524 GF TAK-524 GF TAK-524

Finch is the only company with both complete and targeted approaches for developing microbiome therapeutics DONOR-INDEPENDENT DONOR-DERIVED Complete Consortia Enriched Consortia Targeted Consortia Delivers complete microbial community to restore broad community function Delivers selected microbes to target specific biological pathways Hybrid approach to restore broad community function and target specific pathways

Harnessing the microbiome to transform patients’ lives